Goldman Sachs Trust

Goldman Sachs Financial Square Funds

FST Shares, FST Service Shares, FST Administration Shares,
FST Preferred Shares, FST Select Shares and FST Capital Shares of:
Goldman Sachs Financial Square Prime Obligations Fund
Goldman Sachs Financial Square Money Market Fund
Goldman Sachs Financial Square Treasury Obligations Fund
Goldman Sachs Financial Square Treasury Instruments Fund
Goldman Sachs Financial Square Government Fund
Goldman Sachs Financial Square Federal Fund
Goldman Sachs Financial Square Tax-Free Money Market Fund

Goldman Sachs Institutional Liquid Assets Portfolios

ILA Shares, ILA Administration Shares, ILA Service Shares, ILA Cash Management
Shares, ILA Class B Shares and ILA Class C Shares of (as applicable):
Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio
Goldman Sachs Institutional Liquid Assets Money Market Portfolio
Goldman Sachs Institutional Liquid Assets Treasury Obligations Portfolio
Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio
Goldman Sachs Institutional Liquid Assets Federal Portfolio
Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio
Goldman Sachs Institutional Liquid Assets Tax-Exempt California Portfolio
Goldman Sachs Institutional Liquid Assets Tax-Exempt New York Portfolio

Supplement dated October 9, 2008 to the
Prospectuses dated April 29, 2008 (the “Prospectuses”)

Each fund listed above (each, a “Fund”) has applied to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”). As a result, the Prospectuses for each Fund are being supplemented. The Program will remain in effect until December 18, 2008 unless extended by the Treasury.

Under the Program, the Treasury will guarantee a $1.00 share price for any participating fund held by a shareholder as of the close of business on September 19, 2008. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered. Moreover, coverage cannot be reinstated if an eligible shareholder closes the account after September 19 and then reopens it. A fund will bear the expenses of participating in the Program, and therefore all shareholders will bear these expenses, irrespective of the extent of their coverage. Further information about the Program can be obtained at www.ustreas.gov.

This Supplement should be retained with your Prospectuses
for future reference.

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